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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

TRAVIS STREET PARTNERS, LLC                                   910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               TEL 713 759 2030
                                                   www.travisstreetpartners.com

JANUARY 29, 2001

VIA FAX AND CERTIFIED MAIL,
RETURN RECEIPT REQUESTED


Secretary, ICO, Inc.
11490 Westheimer
Suite 1000
Houston TX 77077

Re:        Shareholder Information Demand

Ladies and Gentlemen:

Please be advised that Travis Street Partners, LLC ("TSP") is a shareholder of record of 1,158,300 shares or at least five per cent (5%) of all the outstanding shares of ICO, Inc. (the "Company"), based upon 22,686,987 Shares outstanding on December 18, 2000, as set forth in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 (the "Form 10-K"). Pursuant to the Texas Business Corporation Act ("TBCA"), including, without limitation Section
2.44 thereof, and pursuant to the common law of the State of Texas, TSP in its capacity as such a shareholder of the Company, TSP hereby demands the right, for each of the proper purposes stated below, as promptly as practicable and, in any event, no later than 5:00 p.m., C.S.T., on the fifth business day after the date of delivery of this letter (i.e. 5:00 p.m., C.S.T., on February 5, 2001), to examine, and make extracts from, during the usual business hours of the Company, the books and records of ICO Inc.

Pursuant to the TBCA, including, without limitation Section 2.44 thereof, and the common law of the State of Texas, TSP is entitled to, and hereby demands, as part of the foregoing demand for examination and extracting, for each of the purposes stated below, the following:

         1. Records pertaining to all expenses paid by or on behalf of, Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson, for the past six years, together with

SECRETARY                                                      JANUARY 29, 2001
ICO INC.                                                            PAGE 2 OF 5

                  appropriate supporting documentation (including, for example, receipts, invoices, and statements) in substantially the same form as such information has been preserved for audit or for the Internal Revenue Service.

         2. Copies of all invoices, statements, vouchers or receipts for Company-sponsored credit cards or credit cards paid by the Company, for the last six years for Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson.

         3. Copies of checks made payable to or on behalf of and records of disbursements made to or on behalf of Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson, together with supporting vouchers showing the purpose of such checks or disbursements.

         4.       Records of all transactions with Pacholder Associates, Inc.

         5. Records of all transactions (including invoices, statements or checks) with any partnership, corporation or other entity or any affiliate thereof owned in whole or part by any of Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson or any member of the family of any thereof or any relative of any thereof.

         6. All records relating to disbursements relating to Company-owned, rented or leased real estate, all or a portion of whose purpose was the accommodation, lodging or entertainment of the Company's officers, directors or employees, for the past six years, together with appropriate supporting documentation (including, for example, receipts, invoices or statements) in substantially the same form as such information has been preserved for audit or for the Internal Revenue Service.

         7. Copies of IRS form W-2s issued by the Company to Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson.

SECRETARY                                                      JANUARY 29, 2001
ICO INC.                                                            PAGE 3 OF 5


         8. Minutes of all meetings of the Board of Directors of the Company or any committee thereof for the last six years.

         9. All travel records maintained by the Company for Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson for the last six years.

         10. Copies of ICO's employee manuals, including guidelines for employees as to reimbursable expenses, travel expenses, employment of relatives or similar policies, all as in effect at any time during the last six years.

         11. A copy of ICO's written document retention policy as in effect at any time during the last six years.

         12. Company personnel files for Dr. Asher O. Pacholder, Mrs. Sylvia A. Pacholder, Ms. Robin E. Pacholder, Mr. David Gerst, Mr. Tom Pacholder, Mr. William J. Morgan, Mr. William Cornelius, Mr. John Williamson or Mr. James Gibson.

         13. A copy of the engagement letter whereby the Company has retained Bear, Stearns & Co. Inc. to assist the Company in studying its strategic alternatives as referred to in the Company's letter to TSP dated January 18, 2001.

         14. Copies of the plan documents for each 401(k) plan, stock option plan, pension plan, employee or director stock ownership plan or other employee or director benefit plan or arrangement of or relating to the Company, and a list of the name, address and telephone number of the trustee or administrator for each such plan or arrangement.

         15. Copies of the voting agreement or other document or instrument pursuant to which Dr. Asher O. Pacholder or Mrs. Sylvia A. Pacholder have or purport to have or during the past six years have had or purport to have had, voting power with respect to shares of common stock of the Company issued to third parties in connection with acquisitions, including, without limitation, any such agreement, document or instrument deposited with the Corporation pursuant to Art. 2.30 of the TBCA.

SECRETARY                                                      JANUARY 29, 2001
ICO INC.                                                            PAGE 4 OF 5


Each item is requested to be complete and correct as of the date hereof. In addition, TSP demands that modifications, additions and deletions to any and all information referred to in paragraphs 1 through 15 above be furnished to TSP as soon as such modifications, additions and deletions become available to the Company or its agents or representatives. For purposes of this letter, the term "or" has the inclusive meaning commonly represented by the term "and/or."

Pursuant to the provisions of Section C of Article 2.44 of the TBCA, TSP hereby appoints each member and employee of TSP, Weil, Gotshal & Manges LLP ("WGM"), its partners, counsel, associates, legal assistants and employees and MacKenzie Partners ("MacKenzie") and its partners, officers and employees and any other persons designated by TSP, WGM or MacKenzie, as its attorney, authorized in writing, to conduct the examination and make extracts as aforesaid on behalf of TSP.

The purposes for which TSP intends to effect the examination and make extracts and receive the items demanded in paragraphs 1 through 15 above are as follows:

         1. For the purpose of communicating with the other shareholders of the Company: (i) as to whether or not, in their opinion, the present management (i.e., officers and directors) are managing the Company's affairs in a proper manner and (ii) whether shareholders would favor a sale of the Company to the highest bidder at this time; and

         2. For the purpose of communicating with the other shareholders of the Company with respect to matters relating to their mutual interests as shareholders, including communicating with such shareholders to solicit their proxies in connection with the Company's 2001 Annual Meeting and more specifically to enable the solicitation of proxies in connection with the election of a slate of nominees supported by TSP for the Board of Directors of the Company.


Please advise Eugene F. Cowell III, Weil, Gotshal & Manges LLP, 700 Louisiana Street, Suite 1600, Houston, Texas 77002 (tel.: 713/546-5052; telecopy:
713/224-9511) immediately, of the time and place for the examination and making of extracts referred to above and as to when and where the items demanded in paragraphs 1 through 15 above will be available. We would, of course, be willing to pay a reasonable charge to reimburse you for the cost of producing the above requested information. Please direct any questions or comments respecting this letter to Eugene F. Cowell III.

SECRETARY                                                      JANUARY 29, 2001
ICO INC.                                                            PAGE 5 OF 5


Very truly yours,

TRAVIS STREET PARTNERS, LLC
Timothy J. Gollin, Manager

cc:        Eugene F. Cowell III

TRAVIS STREET PARTNERS,  LLC                                  910 Travis Street
                                                                     Suite 2150
                                                           Houston, Texas 77002
                                                               fax 713 759 2040
                                                               TEL 713 759 2030
                                                   www.travisstreetpartners.com

FOR IMMEDIATE RELEASE

TRAVIS STREET PARTNERS DEMANDS TO REVIEW ICO PAYMENTS TO PACHOLDER GROUP

Houston, January 29, 2001 - Travis Street Partners, LLC ("TSP"), formed by a group of private Houston investors to acquire ICO Inc. (NASDAQ: ICOC), and the owner of 5.11% of ICO common stock, demanded today to review ICO books and records pertaining to Pacholder family compensation.

The TSP letter followed a previous request to ICO's Board of Directors to appoint an independent law firm to investigate issues surrounding the receipt of certain voting rights from the Company by Dr. Asher O. Pacholder and Ms. Sylvia
A. Pacholder, the husband-and-wife team which controls ICO but personally owns only 1% of ICO's common stock.

Under Texas law, ICO must make books and records available for inspection by any shareholder of record holding 5% or more of the company's then-outstanding common shares.

TSP is asking to review books and records, including corporate expense accounts and credit card records, relating to expenses paid by and on behalf of Dr. and Mrs. Pacholder and their immediate family employed at ICO, including their daughter, Robin E. Pacholder; son-in-law, David Gerst; and son, Tom Pacholder. Additionally, TSP is asking to review similar records relating to Pacholder appointees to ICO's Board of Directors, including two employees of Pacholder Associates, Inc., a money management firm which is majority-owned by Dr. and Mrs. Pacholder. Finally, TSP has demanded to review books and records relating to transactions between ICO and Pacholder Associates, Inc. and any other entity owned in whole or part, directly or indirectly, by any of the above individuals.

Additionally TSP has asked to review minutes of all meetings of the Board of Directors for the past six years, copies of ICO's written policy for document retention, employee manuals and guidelines related to travel and expense reimbursement, employment and recruiting guidelines relevant to employment of relatives, and all personnel files for any of the individuals named above.

TSP intends to review the above information for the purpose of communicating with other ICO shareholders with respect to matters of mutual interest prior to the annual meeting of shareholders.

TSP has offered $2.85 per share to acquire ICO, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. TSP has pledged that its directors will seek to appoint a special audit committee to review compensation and other benefits received by Company senior management.

The text of TSP's letter demanding the above information is available online at www.travisstreetpartners.com/infodemand.htm. Other information about the TSP offer and proxy contest is available at www.travisstreetpartners.com.

Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.


                                    * * * * *


                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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